                                 OPPENHEIMER CASH RESERVES
                            Supplement dated July 1, 2008 to the
                             Prospectus dated November 9, 2007

This supplement amends the Prospectus of Oppenheimer Cash Reserves as follows, and replaces the supplement dated June 24, 2008:

1. The section titled "Portfolio Managers." on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

   Portfolio Manager. The Fund's portfolio is managed by Carol E. Wolf who is primarily responsible for the day-to-day management of the Fund's investments.

     Ms. Wolf has been a Vice President and a portfolio manager of the Fund since July
     1998. She has been a Senior Vice President of the Manager since September 2000 and of Harbour View Asset Management Corporation since June 2003. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

   The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts she manages and her ownership of Fund shares.

2. In the section titled "Distribution and Service (12b-1) Plans - Distribution and Service
Plans for Class B, Class C, and Class N Shares," the fourth paragraph is deleted in its entirety and is replaced by the following:

   The Distributor currently pays a sales concession of 2.00% of the purchase price of
   Class B shares to dealers from its own resources at the time of sale. The Distributor normally retains the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge during the first year after purchase instead of paying a sales concession at the time of purchase. See the Statement of
   Additional Information for exceptions.

July 1, 2008                               PS0760.026